Exhibit 10.3

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of                  , 2010, is by and between Vantage Drilling Company, an exempted company incorporated with limited liability under the laws of the Cayman Islands (the “Company”), and F3 Capital, an exempted company incorporated with limited liability under the laws of the Cayman Islands (the “Investor”).

W I T N E S S E T H:

WHEREAS, the Company and the Investor have entered into a Loan Note (the “Loan Note”) in the initial principal amount of US $60,000,000 and convertible into ordinary shares, par value $.001 per share (“Ordinary Shares”), of the Company;

WHEREAS, the Company issued 27,393,946 Ordinary Shares to the Investor and shall issue to the Investor 1,980,000 Ordinary Shares upon the exercise of a warrant previously issued to the Investor (collectively, the “Prior Issuance Shares”) pursuant to approval by ordinary resolution of the Company shareholders on December 21, 2009, at an extraordinary general meeting in lieu of an annual general meeting, all as set forth in the Company’s Notice of Meeting and Proxy Statement dated November 23, 2009; and

WHEREAS, the parties hereto deem it in their best interests and in the best interests of the Company to set forth their respective registration rights and obligations in connection with their investment in the Company.

NOW, THEREFORE, in consideration of the mutual agreements and understandings set forth herein, the parties hereto hereby agree as follows

SECTION 1. Definitions.

As used in this Agreement the following terms have the following respective meanings:

“Additional 3.01 Holders” is defined in Section 3.01(a).

“Agreement” is defined in the preamble.

“Blackout Condition” is defined in Section 3.01(a).

“Business Day” means any day, other than Saturday, Sunday or a U.S. federal holiday, and shall consist of the time period from 12:01 a.m. through 12:00 midnight Eastern time.

“Commission” means the Securities and Exchange Commission, or any successor or similar governmental agency or authority.

“Company” is defined in the preamble.

“Convertible Securities” means evidences of indebtedness, units, interests or other securities that are convertible into or exercisable or exchangeable for, with or without payment of additional consideration, Ordinary Shares, either immediately or upon a specified date or the happening of a specified event.

“Demand Holders” is defined in Section 3.02.

“Demand Registration” means a request for registration of Registrable Securities pursuant to Section 3.01.

“End of Suspension Notice” is defined in Section 4.02(b).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any similar Federal statute, and the rules and regulations of the Commission thereunder, as in effect from time to time.

“Holder” means the Investor and any successor or permitted assign set forth in Section 10.04 who agrees in writing to be bound by the provisions of this Agreement.

“Holders’ Counsel” is defined in Section 4.01(c).

“Indemnified Party” is defined in Section 5.03.

“Indemnifying Party” is defined in Section 5.03.

“Investor” is defined in the preamble.

“Loan Note” is defined in the recitals.

“Majority Holders” means, at any time, the Holder or Holders with the power to vote at least 50.01% of all Registrable Securities then outstanding.

“Managing Underwriter” means, with respect to any registration, a nationally-recognized investment banking firm acting as lead managing underwriter in connection with such registration.

“NASD” means the National Association of Securities Dealers, Inc.

“Notice” is defined in Section 2(a)(i).

“Options” means any options or other rights to subscribe for or to purchase Ordinary Shares or Convertible Securities.

“Ordinary Shares” is defined in the recitals.

“Other Securities” is defined in Section 2(a).

“Person” means any individual, company, association, joint venture, limited liability company, partnership, trust, business or other entity or organization, and shall include any government or political subdivision, or any agency or instrumentality thereof.

“Prior Issuance Shares” is defined in the recitals.

“Prospectus” means the prospectus included in a Registration Statement, including any amendment or prospectus subject to completion, and any such prospectus as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities and, in each case, by all other amendments and supplements to such prospectus, including post-effective amendments, and in each case including all material incorporated by reference therein.

“register,” “registered” and “registration” refer to a registration of the Ordinary Shares or any other securities of the Company effected by preparing and filing a registration statement in compliance with the Securities Act, the effectiveness of which registration statement has been declared or ordered by the Commission.

“Registered Majority” means, at any time in connection with any request to register, or registration of, Registrable Securities under Section 2 or Section 3 of this Agreement, the Holder or Holders (a) prior to the effective date of the applicable Registration Statement, with the power to vote at least 50.01% of all Registrable Securities covered by such request, and (b) after the effective date of the applicable Registration Statement, of at least 50.01% of all Registrable Securities included in such Registration Statement. For the avoidance of doubt, in each of clauses (a) and (b) Registrable Securities shall include those held by Additional 3.01 Holders.

“Registrable Securities” means (a) all Underlying Shares, (b) all Prior Issuance Shares and (c) any securities issued or issuable with respect to the Underlying Shares or the Prior Issuance Shares by way of stock or share dividend, stock or share split or in connection with a combination or subdivision of shares, reclassification, recapitalization, merger, amalgamation, consolidation or other reorganization. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (i) a Registration Statement with respect to the sale of such Registrable Securities shall have become effective under the Securities Act and such Registrable Securities shall have been disposed of under such Registration Statement, (ii) such securities shall have been distributed to the public pursuant to Rule 144, or (iii) such Registrable Securities shall have ceased to be outstanding.

“Registration Expenses” means (i) all expenses incident to the Company’s performance of or compliance with this Agreement, including, without limitation, all registration and filing fees, and any other fees and expenses associated with filings required to be made with the Commission or NASD, (ii) all fees and expenses of complying with international, federal and state securities and blue sky laws, including, without limitation, in connection with blue sky qualifications of any of the Registrable Securities and the preparation of a blue sky memorandum and compliance with the rules of the NASD, (iii) all word processing, duplicating and printing expenses, facsimile, messenger and delivery expenses, any transfer agent fees, (iv) all fees and disbursements of counsel for the Company and of its independent public accountants of the Company, including, without limitation, the expenses of any special audits or “cold comfort” letters required by or incident to such performance and compliance, (v) all reasonable fees and disbursements of one law firm as counsel to the Holders selected by a Registered Majority, (vi) Securities Act liability insurance or similar insurance if the Company so desires or the underwriters so require in accordance with then-customary underwriting practice, (vii) all fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange or quotation of the Registrable Securities on any inter-dealer quotation system, (viii) all applicable rating agency fees with respect to the Registrable Securities, (ix) all fees and expenses of any special experts retained by the Company in connection with any registration, (x), all fees and expenses of any qualified independent underwriter or other independent appraiser participating in any offering pursuant to the Conduct Rules of the NASD, (xi) all mailing, courier and overnight delivery charges (except to the extent borne by underwriters), all expenses incurred in connection with promotional efforts or “roadshows,” and (xii) all reasonable fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding Selling Expenses, if any.

“Registration Statement” means any registration statement of the Company filed with, or to be filed with, the Commission under the rules and regulations promulgated under the Securities Act, and all amendments and supplements to any such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference (or deemed incorporated by reference) therein.

“Requisite Holders” means with respect to any registration of Registrable Securities pursuant to Section 3.01(a), any Holder or Holders of at least fifty percent (50%) of the Registrable Securities then outstanding.

“Rule 144” means Rule 144 promulgated by the Commission under the Securities Act, or any successor rule thereto, as amended from time to time.

“Rule 144A” means Rule 144A promulgated under the Securities Act, or any successor rule thereto, as amended from time to time.

“Rule 424” means Rule 424 promulgated by the Commission under the Securities Act, or any successor rule thereto, as amended from time to time.

“Securities Act” means the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Commission thereunder, as in effect from time to time.

“Selling Expenses” means underwriting discounts and commissions, together with any transfer taxes relating to securities registered by the Company.

“Shelf Registration” means a registration effected pursuant to a Shelf Registration Statement filed pursuant to Section 3.01(c).

“Shelf Registration Statement” means a Registration Statement of the Company filed with the SEC on either (i) Form S-3 (or any successor form or other appropriate form under the Securities Act) or (ii) if the Company is not permitted to file a Registration Statement on Form S-3, an evergreen Registration Statement on Form S-1 (or any successor form or other appropriate form under the Securities Act), in each case for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act (or any similar rule that may be adopted by the SEC) covering the Registrable Securities, as applicable.

“Suspension Event” is defined in Section 4.02(b).

“Suspension Notice” is defined in Section 4.02(b).

“Underlying Shares” means all Ordinary Shares issued or issuable upon conversion of the Loan Note and pursuant to the right of first refusal of the Investor set forth in the Loan Note.

“Withdrawing Holder” is defined in Section 3.02.

SECTION 2. Piggyback Registration.

(a) Right to Include Registrable Securities. If at any time or from time to time after the date hereof the Company proposes to file a Registration Statement under the Securities Act to register any of its securities for its own account or for the account of any other Persons (other than (i) a registration under Section 3 or (ii) a registration on Form S-4 or S-8 or any successor form to such Forms) (such securities, the “Other Securities”), then the Company shall:

(i) at least thirty (30) days before the filing of the Registration Statement related thereto, give to each Holder written notice (“Notice”) of its intention to register such securities, and such notice shall offer the Holders the opportunity to register under such Registration Statement such number of Registrable Securities as each such Holder may request in writing; and

(ii) subject to Section 2(b), upon the written request of any such Holder made within twenty (20) days after the receipt of any such Notice, the Company shall include in such Registration Statement all such Registrable Securities which are requested to be included therein; provided, that if, at any time after giving Notice of its intention to register any securities and prior to the effective date of the Registration Statement filed in connection with such registration, the Company determines for any reason not to register or to delay registration of such securities, the Company shall give notice of such determination to each Holder and, thereupon, (A) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay all Registration Expenses in connection therewith), without prejudice, however, to the rights of any Holder or Holders entitled to do so to request that such registration be effected as a registration pursuant to Section 3.01(a), and (B) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities. If the offering pursuant to such Registration Statement is to be underwritten, then each Holder making a request for a piggyback registration pursuant to this Section 2(a) must, and the Company shall make such arrangements with the Managing Underwriter or Managing Underwriters so that each such Holder may, participate in such underwritten offering. If the offering pursuant to such Registration Statement is to be on any other basis, then each Holder making a request for a piggyback registration pursuant to this Section 2(a) must, and the Company shall make such arrangements so that each such Holder may, participate in such offering on such basis. Each Holder of Registrable Securities shall be permitted to withdraw all or part of such Holder’s Registrable Securities from a piggyback registration at any time prior to the effective date of such Registration Statement.

(b) Priority in Piggyback Registrations. If a registration pursuant to Section 2(a) involves an underwritten offering of the securities so being registered, whether or not for sale for the account of the Company, and the Managing Underwriter advises the Company in writing that, in such firm’s good faith view, the inclusion of all or a part of such Registrable Securities in such registration would be likely to have a significant adverse effect upon the price, timing or distribution of the offering and sale of the Other Securities then contemplated, the Company shall (x) provide Notice to each of the Holders whose Registrable Securities have been requested to be included therein of such communication from the Managing Underwriter, and of the effect thereof on the ability of such Holders to include their Registrable Securities in such registration and (y) include in such registration: (i) first, all Other Securities the Company proposes to sell for its own account, (ii) second, and only if all the securities referred to in clause (i) have been included, the number of Registrable Securities which, in the good faith view of the Managing Underwriter, can be so sold without so adversely affecting such offering, with such number to be allocated pro rata among the Holders that have requested to participate in such registration on the basis of the relative number of Registrable Securities requested to be included therein then held by each such Holder (with any number in excess of a Holder’s request being reallocated among the requesting Holders in a like manner); provided further that if such Managing Underwriter advises the Company in writing that less than all of such Registrable Securities should be included in such offering, each of such Holders may withdraw their request for registration of their Registrable Securities under Section 2(a) and (iii) third, and only if all of the Registrable Securities referred to in clause (ii) have been included in such registration, any other securities eligible for inclusion in such registration, if any, which, in the good faith view of such Managing Underwriter, can be so sold without so adversely affecting such offering in the manner described above.

(c) Number of Piggyback Registration Requests. The number of requests permitted by Holders pursuant to Section 2(a) shall be unlimited.

(d) Obligations of Company under Section 3.01(a). No registration of Registrable Securities effected under Section 2(a) shall be deemed to have been effected pursuant to Section 3.01(a) or shall relieve the Company of its obligation to effect a registration of Registrable Securities pursuant to Section 3.01(a).

(e) Expenses of Registration. The Company shall pay all Registration Expenses in connection with each registration (or proposed registration) of Registrable Securities requested pursuant to this Section 2. Any Selling Expenses shall be allocated among, and shall be for the account of, all Persons on whose behalf securities of the Company are included in such registration, on the basis of the respective amounts of the Registrable Securities then being registered on each such Person’s behalf.

SECTION 3. Demand Registration.

3.01 Request for Registration.

(a) If the Company receives from the Requisite Holders at any time a written request that the Company effect the registration under the Securities Act of all or a portion of the Registrable Securities (subject to the limitations set forth herein), the Company shall promptly give Notice of the proposed registration to all Holders. The Company shall thereupon, as soon as practicable, use its best efforts to effect such registration under the Securities Act as would permit and facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, on such form of Registration Statement as may be selected by the Registered Majority, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request (the “Additional 3.01 Holders”) as are specified in a written request received by the Company within thirty (30) days after such Notice from the Company is delivered; provided, that if the Company is engaged in confidential negotiations or other confidential business activities, disclosure of which would be required in such Registration Statement (but would not be required if such Registration Statement were not filed) and the Company in its good faith judgment after due consideration has determined such disclosure would be materially detrimental to the Company and its shareholders (a “Blackout Condition”), and that it is therefore essential to defer the filing of such Registration Statement, and the Company furnishes to the Holders a resolution of the board of directors of the Company, certified by the Company’s president or chief executive officer, certifying that a Blackout Condition exists, the Company shall be entitled to defer such filing (but not its preparation) for a period not in excess of sixty (60) days (less the number of days during the previous twelve (12) months that the use of a prospectus was suspended pursuant to this Section 3.01(a) or Section 4.02)) after receipt of the such request for registration, and the Company may exercise its delay rights on only one occasion in connection with any registration request under this Section 3.01(a) in any twelve (12) month period. If requested by the Holders (as determined immediately prior to the exercise of such delay rights), the Company shall, if any Registration Statement shall have been so delayed, not later than the earlier of (i) the date immediately following the disclosure or termination of such negotiations, and (ii) end of such 60-day period, file a Registration Statement covering the Registrable Securities that were covered by such delayed registration and maintain the effectiveness thereof for such time as is required under this Agreement. If the Company delays the filing of a Registration Statement, the Company shall not, during the period of delay, register any Ordinary Shares (or any securities exercisable, convertible or exchangeable therefor).

(b) Limitations on S-1 Demand Registration. The Company shall not be obligated to effect a registration pursuant to Section 3.01(a):

(i) after the Company shall have already effected pursuant to Section 3.01(a) (A) three (3) registrations on Form S-1 for the Investor and (B) to the extent the Investor has not already effected its three (3) registrations pursuant to Section 3.01(b)(i)(A), one (1) registration on Form S-1 for any subsequent Holder; provided, that, except as provided in Section 3.01(e), a registration shall not count as a requested registration pursuant to Section 3.01(a) for purposes of this Section 3.01(b)(i), (A) unless a Registration Statement with respect to Registrable Securities has been declared effective and remains effective until the sale of all of the Registrable Securities registered under such Registration Statement; or (B) if, after a Registration Statement has become effective, such registration is subject to any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason; or (C) if the conditions to closing specified in the purchase agreement or underwriting agreement, if any, entered into in connection with such registration are not satisfied or waived; or

(ii) if the aggregate purchase price of the Registrable Securities to be included in the requested registration (determined by reference to the offering price on the cover of the Registration Statement proposed to be filed) is less than $10 million.

(c) Form S-3 Rights. Notwithstanding the limitations set forth in Section 3.01(b), the registration rights under Section 3.01(a) may be exercised on an unlimited number of occasions on Shelf Registration Statements if the aggregate purchase price of the Registrable Securities to be included in the requested Shelf Registration (determined by reference to the offering price on the cover of the Shelf Registration Statement proposed to be filed) is equal to or greater than $10 million. Any Shelf Registration Statement shall provide for the resale from time to time, and pursuant to any method or combination of methods legally available (including, without limitation, an underwritten offering, a direct sale to purchasers, a sale through brokers or agents or a sale over the internet) by the Holders. The Company shall comply with the applicable provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by the Shelf Registration Statement in accordance with the intended methods of disposition by the Holders thereof.

(d) Company and Other Securities. Neither the Company nor any of its securityholders (other than Holders of Registrable Securities in such capacity) has or shall have any right to include any securities in a Registration Statement initiated under Section 3.01, unless (i) such securities are of the same class as the Registrable Securities being registered, (ii) a Registered Majority consent to such inclusion in writing, which consent may be withheld by any such holder in its reasonable discretion, (iii) the Company and/or the selling securityholders, as applicable, agree to sell their securities on the same terms and conditions as apply to Registrable Securities and the holders of such Registrable Securities, and (iv) if such registration is an underwritten offering, the Managing Underwriter determines that some or all of such securities can be included without adversely affecting such offering (or the price, timing, distribution or sale of securities in the offering), and if such Managing Underwriter determines that the inclusion of a part of such securities in such registration would be likely to have an adverse effect on such offering (or the price, timing, distribution or sale of securities in the offering), the registration of such part shall not be permitted.

(e) Withdrawn Registration Statement. At any time after a Registration Statement covering Registrable Securities becomes effective, the Registered Majority may request that the Company withdraw the Registration Statement, and such requested registration shall constitute a request under Section 3.01(a) for purposes of Section 3.01(b) unless such request of withdrawal was caused by, or made in response to, (i) any event, change, circumstance or effect that is or is reasonably likely to be materially adverse to the business, properties, assets, liabilities, condition (financial or otherwise), operations, results of operations or prospects of the Company, or (ii) a material adverse change in the financial markets or the economy. At any time before a Registration Statement covering Registrable Securities becomes effective, the Registered Majority may request that the Company withdraw the Registration Statement, and such requested registration shall not constitute a request under Section 3.01(a) for purposes of Section 3.01(b) if either (x) any event, change, circumstance or effect described in clause (i) or (ii) above shall have occurred or exist, or (y) the Company shall have been reimbursed by the Holders whose Registrable Securities are covered by such registration for their pro rata portion of all the reasonable and documented Registration Expenses incurred by the Company in connection with the withdrawn registration of such Registrable Securities.

(f) Priority in Demand Registrations. If a registration pursuant to Section 3.01(a) involves an underwritten offering of the securities so being registered, and the Managing Underwriter advises the Company in writing (with a copy to each Holder requesting registration) that, in such firm’s reasonable good faith opinion, the number of Registrable Securities requested to be included in such registration exceeds the number that can be sold in such offering without having a significant adverse effect on the price, timing or distribution of the securities offered or the market for securities offered, then (x) the Company shall give Notice to each Holder whose Registrable Securities have been requested to be included therein of such communication from the Managing Underwriter, and of the effect thereof on the ability of such Holders to include their Registrable Securities in such registration and (y) the Registrable Securities to be offered for the accounts of the Holders in such offering shall be reduced or limited pro rata among the Holders requesting such registration on the basis of the percentage of the Registrable Securities that the Holders have requested to be included. If the Holders requesting registration under Section 3.01(a) are unable to sell at least seventy-five percent (75%) of the Registrable Securities requested by such Holders to be included in any registration pursuant to Section 3.01(a) as a result of the Managing Underwriter’s cutback pursuant to this Section 3.01(f), then such registration shall not count as a requested registration for purposes of Section 3.01(b). In connection with any registration as to which a reduction or limitation as set forth in this Section 3.01(f) shall apply, no securities other than Registrable Securities shall be covered by such registration.

(g) Expenses of Registration. Except as otherwise provided herein, the Company shall pay all Registration Expenses in connection with any registration (or proposed registration) of Registrable Securities pursuant to Section 3.01(a). Any Selling Expenses in connection with any registration pursuant to Section 3.01(a) shall be allocated among all Persons on whose behalf securities of the Company are included in such registration, on the basis of the respective amounts of the Registrable Securities then being registered on each such Person’s behalf.

3.02 Requested Underwritten Registration. If the Requisite Holders requesting registration pursuant to Section 3.01(a) elect to have the distribution of the Registrable Securities covered by such request to be by means of an underwritten offering, then the Requisite Holders shall so advise the Company as a part of the request made pursuant to this Section 3.02, and shall select the Managing Underwriter, as well as counsel for the Holders, with respect to such registration. The Holders (whose Registrable Securities are being registered) and the Company shall enter into an underwriting agreement in customary form with the Managing Underwriter(s) selected for such underwritten offering, it being understood that (i) all expenses customarily paid for by the issuer of securities pursuant to such an underwriting agreement shall be paid for by the Company, (ii) all indemnification obligations which are customarily those of the issuer of securities under such underwriting agreement shall be the obligations of the Company, (iii) no Holder shall be required to make any representations, warranties or agreements with the Company or the Managing Underwriter other than customary representations, warranties or agreements regarding such Holder and such Holder’s title to the Registrable Securities, such Holder’s intended method of distribution for the Registrable Securities and any other representations required to be made by the Holder under applicable law, and the aggregate amount of the liability of such Holder shall not exceed such Holder’s net proceeds from such underwritten offering. If any Holder that is a Requisite Holder or an Additional 3.01 Holder (collectively, the “Demand Holders”) disapproves of the terms of a proposed underwritten offering (the “Withdrawing Holder”), the Withdrawing Holder may elect to withdraw therefrom by notice to the Company and the Managing Underwriter(s); and each of the remaining Demand Holders shall be entitled to increase the number of Registrable Securities being registered to the extent of the Registrable Securities withdrawn by the Withdrawing Holder in the proportion that the percentage of Registrable Securities being registered by each such remaining Demand Holder bears to the aggregate percentage of Registrable Securities being registered by all such remaining Demand Holders; provided, however, that the requirements contained in Section 3.01(a)(i) shall then be deemed met. The method of disposition pursuant to a registration under this Section 3 shall be limited to an underwritten offering if the Registered Majority so request. The price, underwriting discounts and commissions and other financial terms for the Registrable Securities in an underwritten offering under Section 3.01(a) shall be determined by the Registered Majority.

SECTION 4. Registration Procedures.

4.01 In connection with the obligations of the Company with respect to any registration of any Registrable Securities under the Securities Act as provided in Section 2 and Section 3, the Company shall use its best efforts to effect or cause to be effected the registration of the Registrable Securities under the Securities Act to permit the sale of such Registrable Securities by the Holder or Holders in accordance with the Holder or Holders’ intended method or methods of distribution, and the Company shall:

(a) prepare and file with the Commission, a soon as practicable but not later than thirty (30) days after receipt of a request to file a Registration Statement with respect to such Registrable Securities, the requisite Registration Statement with respect to such Registrable Securities, which Registration Statement shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the Commission to be filed therewith, and shall thereafter use its best efforts to cause such Registration Statement to become effective as soon as practicable after filing and to remain effective until all of such Registrable Securities are sold in accordance with the intended distribution of such Registrable Securities;

(b) (i) prepare and file with the Commission such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective until all of such Registrable Securities are sold in accordance with the intended distribution of such Registrable Securities; (ii) cause each Prospectus contained therein to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424; and (iii) comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by each Registration Statement, until all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the Holder or Holders thereof;

(c) furnish at a reasonable time, but no later than ten (10) Business Days, prior to the filing thereof with the Commission, a draft copy of any Registration Statement and Prospectus relating thereto, and any amendment or supplement thereto, to each Holder covered by such Registration Statement (and one counsel selected by the Holders of the Registrable Securities requesting such registration (the “Holders’ Counsel”)) and shall reflect in each such document, as filed with the Commission, such comments as the Holders and Holders’ Counsel may reasonably request to be reflected therein;

(d) furnish promptly to each Holder whose Registrable Securities are covered by such Registration Statement (and the Holders’ Counsel), without charge, such number of conformed copies of such Registration Statement that registers such Registrable Securities, and of each amendment and supplement thereto (in each case including, without limitation, all exhibits); such number of copies of the Prospectus contained in such Registration Statement (including, without limitation, each preliminary Prospectus and any final Prospectus); and any other Prospectus filed with the Commission under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents as such Holder may reasonably request; the Company consents to the use of the Prospectus, including each preliminary Prospectus, by the Holders of Registrable Securities, if any, in connection with the offering and sale of the Registrable Securities covered by any such Prospectus in accordance with the terms of this Agreement;

(e) notify the Holders’ Counsel and each Holder promptly and, if requested by Holders’ Counsel or any Holder, confirm in writing (i) when a Registration Statement has become effective, when any post-effective amendment has become effective or upon the filing of a supplement to any Prospectus, (ii) of the receipt by the Company of any notification (whether written or oral) with respect to any comments by the Commission with respect to such Registration Statement or Prospectus or any amendment or supplement thereto, or any request by the Commission for the amending or supplementing thereof or for additional information with respect thereto, (iii) of the receipt by the Company of any notification with respect to the issuance by the Commission of any stop order suspending the effectiveness of such Registration Statement or Prospectus or any amendment or supplement thereto, or the initiation or threatening of any proceeding for that purpose and (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of such Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purposes;

(f) use its best efforts to register or qualify, or obtain exemption from the registration or qualification requirements for, all Registrable Securities (and other securities covered by such Registration Statement) by the time the applicable Registration Statement is declared effective by the Commission under all applicable state securities or blue sky laws of such jurisdictions as each Holder shall reasonably request, to keep such registration or qualification or exemption in effect for so long as such Registration Statement is required to be kept effective pursuant to Section 4.01(a), and to take any other action that may be reasonably necessary or advisable to enable such Holder to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Holder, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this clause (f) be obligated to be so qualified or to consent to general service of process in any such jurisdiction (except as required by such other securities or blue sky laws);

(g) without limiting clause (f) above, use its best efforts to cause all Registrable Securities covered by such Registration Statement to be registered with or approved by such other governmental agencies or authorities in the United States as may be necessary to enable the Holder or Holders thereof to consummate the disposition of such Registrable Securities;

(h) furnish to each Holder and to the Holders’ Counsel a signed counterpart, addressed to such Holder and Holders’ Counsel (and underwriters, if any), of:

(i) an opinion of counsel for the Company, dated the effective date of such Registration Statement (and, if such registration includes an underwritten offering, dated the date of the closing under the underwriting agreement), reasonably satisfactory in form and substance to such Holder; and

(ii) a “comfort” letter, dated the effective date of such Registration Statement (and, if such registration includes an underwritten offering, dated the date of the closing under the underwriting agreement), signed by the independent certified public accountants who have certified the Company’s financial statements included in such Registration Statement, and any other comfort letters issued to the Company in connection with such Registration Statement;

in each case covering substantially the same matters with respect to such Registration Statement (and the Prospectus included therein) and, in the case of the accountants’ letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer’s counsel and in accountants’ letters delivered to the underwriters in underwritten offerings of securities and, in the case of the accountants’ letter, such other financial matters, and, in the case of the legal opinion, such other legal matters, as Holder’s Counsel may reasonably request;

(i) give Notice to each Holder whose Registrable Securities are covered by such Registration Statement, at any time during the period a Registration Statement is effective, upon discovery that, or upon the happening of any event as a result of which, such Registration Statement or the related Prospectus or any document incorporated by reference therein contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein (and in the case of the Prospectus, or any document incorporated by reference therein, in light of the circumstances (x) under which they were made or (y) existing at the time that a Holder is expected to deliver a Prospectus in connection with the sale of Registrable Securities) not misleading, and promptly prepare, file and furnish to each Holder a reasonable number of copies of a Prospectus supplement or post-effective amendment to the Registration Statement as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (and in the case of the Prospectus, or any document incorporated by reference therein, in light of the circumstances (x) under which they were made or (y) existing at the time that a Holder is expected to deliver a Prospectus in connection with the sale of Registrable Securities) not misleading;

(j) make generally available to its shareholders, as soon as reasonably practicable, earnings statements covering a period of twelve (12) months beginning after the effective date of the subject Registration Statement (which earnings statements shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder);

(k) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such Registration Statement from and after a date not later than the effective date of such Registration Statement;

(l) apply for listing and use best efforts to list all Registrable Securities covered by such Registration Statement on any national securities exchange on which any equity securities of the Company of the same class as the Registrable Securities are then listed; or, if the Company does not have equity securities listed on a national securities exchange, then apply for qualification and use its best efforts to qualify such Registrable Securities for inclusion on the automated quotation system of the NASD or such other national securities exchange or quotation system as the Registered Majority shall reasonably request;

(m) cause senior representatives of the Company to participate in all roadshows reasonably requested by the Managing Underwriter of an underwritten or “best efforts” offering, and other marketing activities as may be reasonably requested by such Managing Underwriter;

(n) in connection with any sale or transfer of the Registrable Securities (whether or not pursuant to a Registration Statement) that will result in the security being delivered no longer being Registrable Securities, cooperate with the Holders and the representative of the underwriters, if any, to facilitate the timely preparation and delivery of the certificates representing the Registrable Securities to be sold, which certificates shall not bear any transfer restrictive legends and to enable such Registrable Securities to be in such denominations and registered in such names as the representative of the underwriters, if any, or the Holders may request at least two (2) Business Days prior to any sale of the Registrable Securities;

(o) enter into customary agreements (including in the case of an underwritten offering, and underwriting agreement customary in form with customary lock-up provisions) and take all other action in connection therewith in order to expedite or facilitate the distribution of such Registrable Securities and, in the case of an underwritten offering, make representations and warranties to the underwriters in such form and scope as are customarily made by issuers to underwriters in underwritten offerings, to make the same representations and warranties to the Holders of Registrable Securities covered by such Registration Statement and to confirm the same if and when requested;

(p) enter into any other agreements and take any other actions as the Requisite Holders shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities.

The Company may require each Holder as to whose Registrable Securities any registration is being effected to furnish to the Company such information regarding the distribution of such Registrable Securities as the Company may from time to time reasonably request in writing.

4.02 Black-Out Period.

(a) Subject to the provisions of this Section 4.02, in the event a Blackout Condition exists, the Company may direct the Holders to suspend sales of the Registrable Securities pursuant to such Registration Statement for a period not to exceed, in any twelve (12) month period, sixty (60) days, by furnishing to the participating Holders a resolution of the board of directors of the Company, certified by the Company’s president or chief executive officer, certifying that a Blackout Condition exists. Upon the occurrence of any such suspension, the Company shall use its reasonable best efforts to promptly amend or supplement the Registration Statement or to take such action as is necessary to make resumed use of the Registration Statement compatible with the Company’s best interests, as applicable, so as to permit the Holders to resume sales of the Registrable Securities as soon as possible.

(b) Subject to the limitations in Section 4.02(a), in the case of an event that causes the Company to suspend the effectiveness of a Registration Statement pursuant to Section 4.02(a) (a “Suspension Event”), the Company shall give notice (a “Suspension Notice”) to the Holders to suspend sales of the Registrable Securities. The Suspension Notice shall state that such suspension shall continue only for so long as the Suspension Event or its effect is continuing and the Company is taking all reasonable steps to terminate suspension of the effectiveness of the Registration Statement as promptly as possible. The Holders shall not effect any sales of the Registrable Securities pursuant to such Registration Statement (or such filings) at any time after it has received a Suspension Notice from the Company and prior to receipt of an End of Suspension Notice. If so directed by the Company, each Holder will deliver to the Company (at the expense of the Company) all copies other than permanent file copies then in such Holder’s possession of the Prospectus covering the Registrable Securities at the time of receipt of the Suspension Notice. The Holders may recommence effecting sales of the Registrable Securities pursuant to the Registration Statement (or such filings) following further notice to such effect (an “End of Suspension Notice”) from the Company, which End of Suspension Notice shall be given by the Company to the Holders promptly following the conclusion of any Suspension Event and any curative filing which may be required under Section 4.01(i). The Suspension Notice shall be confidential and neither the fact that a Suspension Notice has been issued nor the contents of such notice shall be disclosed by the Holders, and both the fact that a Suspension Notice has been issued and the contents of the Suspension Notice shall be a transfer restriction under Section 10(b) of the Exchange Act and Rule 10b-5 enacted thereunder.

(c) If the Company shall give a Suspension Notice pursuant to this Section 4.02, the Company agrees that it shall extend the period of time during which the Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from the date of the giving of the Suspension Notice to and including the date when Holders shall have received the End of Suspension Notice and copies of the supplemented or amended Prospectus necessary to resume sales.

(d) The Company shall not, during any period of suspension hereunder, register any Ordinary Shares (or any securities exercisable, convertible or exchangeable therefor).

4.03 Expiration of Registration Rights. The obligation of the Company to register Registrable Securities pursuant to this Agreement shall expire on             , 2017 [7- 1/2 years]; provided, however, that any registration validly begun pursuant to Section 2 or Section 3 of this Agreement shall continue until all Registrable Securities subject to any such registration have been sold.

SECTION 5. Indemnification; Contribution.

5.01 Indemnification by the Company. With respect to any registration of Registrable Securities effected or to be effected pursuant to this Agreement, the Company shall, and hereby does agree to, indemnify and hold harmless each Holder whose securities are included or are to be included in a Registration Statement, each such Holder’s directors, officers, managers, employees, shareholders, members, partners, agents and advisers, as well as each of their respective Affiliates, each underwriter (as defined in the Securities Act) of the securities sold by such Holder and each Person who “controls” (within the meaning of the Securities Act) any such Holder or underwriter, from and against all claims, losses, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) to which any of the foregoing Persons may become subject, under the Securities Act, the Exchange Act, state securities or blue sky laws, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon:

(a) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such securities were registered under the Securities Act, any preliminary Prospectus, final Prospectus, or summary Prospectus contained therein, any offering circular or any other document (including without limitation any related notification or the like), or any amendment or supplement to any of the foregoing;

(b) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or with respect to any Prospectus, necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; or

(c) any violation by the Company of the Securities Act, the Exchange Act or any rule or regulation promulgated thereunder applicable to the Company, or of any blue sky or other state securities laws or any rule or regulation promulgated thereunder applicable to the Company or relating to action or inaction required of the Company in connection with such registration or qualification under such state securities or blue sky laws, and will reimburse each such Person entitled to indemnification under this Section 5.01 for all legal and other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided, however, that the foregoing indemnification and reimbursement obligation shall not be applicable to the extent that any such claim, loss, damage, liability or action arises out of or is based on any untrue statement (or alleged untrue statement) or omission (or alleged omission) or violation made in reliance upon and in conformity with written information furnished to the Company by such Holder or the underwriter (or underwriters) specifically for use in such Registration Statement or in any such preliminary Prospectus, final Prospectus, summary Prospectus contained therein, any offering circular or any other document (including without limitation any related notification or the like), or any amendment or supplement to any of the foregoing.

5.02 Indemnification by Holders of Registrable Securities. With respect to any registration of Registrable Securities effected or to be effected pursuant to this Agreement, each Holder that is included or is to be included in a Registration Statement shall, and hereby does agree to, indemnify the Company, its directors, officers, managers, employees, partners, agents and advisers, as well as each of their respective Affiliates, each underwriter (as defined in the Securities Act) of the securities of such Holder, each Person who “controls” (within the meaning of the Securities Act) the Company or any such underwriter from and against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on:

(a) any untrue statement (or alleged untrue statement) of a material fact made by such Holder and contained in any Registration Statement under which such securities were registered under the Securities Act, any preliminary Prospectus, final Prospectus, or summary Prospectus contained therein, any offering circular or any other document (including without limitation any related notification or the like), or any amendment or supplement to any of the foregoing, if the untrue statement (or alleged untrue statement) was made in reliance upon and in conformity with written information furnished to the Company by such Holder specifically for use in such Registration Statement or in any such preliminary Prospectus, final Prospectus, summary Prospectus, offering circular or other document, amendment or supplement;

(b) any omission (or alleged omission) by such Holder to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or with respect to any Prospectus, necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, if the omission (or alleged omission) was made in reliance upon and in conformity with written information furnished to the Company by such Holder specifically for use in such Registration Statement or in any such preliminary Prospectus, final Prospectus, summary Prospectus, offering circular or other document, amendment or supplement; or

(c) any violation by such Holder of the Securities Act, the Exchange Act or any rule or regulation promulgated thereunder applicable to such Holder, or of any blue sky or other state securities law or any rule or regulation promulgated thereunder applicable to such Holder or relating to action or inaction required of such Holder in connection with such registration or qualification under such state securities or blue sky laws; and will reimburse each such Person entitled to indemnification under this Section 5.02 for all legal and other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action.

5.03 Notices of Claims and Related Matters. Each Person entitled to indemnification under Section 5.01 or Section 5.02 (each an “Indemnified Party”) shall give Notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after the Indemnified Party has actual knowledge as to the commencement of any claim referred to in Section 5.01 or Section 5.02, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom at the Indemnifying Party’s full cost and expense; provided, however, that:

(a) counsel for the Indemnifying Party who shall conduct the defense of any such claim or any litigation shall be approved by the Indemnified Party;

(b) the Indemnified Party may participate in such defense at the Indemnified Party’s expense; provided, however, that the Indemnified Party or Indemnified Parties shall have the right to employ a single law firm and a single local counsel law firm to represent it or them if, in the reasonable judgment of the Indemnified Party or Indemnified Parties, it is advisable for it or them to be represented by separate counsel by reason of having legal defenses which are different from or in addition to those available to the Indemnifying Party, and in that event the reasonable fees and expenses of one such law firm and one such local law firm shall be paid by the Indemnifying Party; and

(c) failure of any Indemnified Party to give Notice as provided herein shall not relieve the Indemnifying Party of its obligations under Section 5.01 or Section 5.02 except to the extent that the Indemnifying Party is materially prejudiced by such failure to give Notice.

No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of the Indemnified Party to which such claim or litigation relates, consent to entry of any judgment or enter into any settlement unless such settlement relieves the Indemnified Party of any and all liability. Each Indemnified Party shall furnish such information regarding itself for the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim in litigation resulting therefrom.

5.04 Contribution by Indemnifying Party. If the indemnity and reimbursement obligation provided for in each of Section 5.01 and Section 5.02 is unavailable or insufficient to hold harmless an Indemnified Party in respect of any claims, losses, damages or liabilities (or actions in respect thereof) referred to therein, then the Indemnifying Party shall contribute to the amount paid or payable by the Indemnified Party as a result of such claims, losses, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party, on the one hand, and the Indemnified Party, on the other hand, in connection with statements or omissions which resulted in such claims, losses, damages or liabilities, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or the Indemnified Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 5.04 were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the first sentence of this Section 5.04. The amount paid by an Indemnified Party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this Section 5.04 shall be deemed to include any legal and other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any claim, loss, damage, liability or action which is the subject of this Section 5.04.

No Indemnified Party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from the Indemnifying Party if the Indemnifying Party was not guilty of such fraudulent misrepresentation.

The provisions of this Section 5 shall be in addition to any other rights to indemnification or contribution that an indemnified party may have pursuant to law, equity, contract or otherwise and shall remain in full force and effect regardless of any investigation made by or on behalf of an Indemnified Party and shall survive the transfer of the Ordinary Shares or other securities that may be issued to any Holder.

SECTION 6. Information by Holders. If Registrable Securities owned by a Holder are included in any registration, such Holder shall furnish to the Company such information regarding itself and the distribution proposed by such Holder as the Company may reasonably request and as shall otherwise be required in connection with any registration, qualification or compliance referred to in this Agreement. The Company agrees to include in any such Registration Statement all information which Holders of the Registrable Securities being registered shall reasonably request.

SECTION 7. Rule 144 and Rule 144A.

(a) Rule 144 Reporting. The Company shall file in a timely manner all reports and other documents required to be filed by it under the Securities Act and the Exchange Act (or, if the Company is not required to file such reports and other documents, will make publicly available other information as required by, and so long as necessary to permit sales of Registrable Securities pursuant to Rule 144 and Rule 144A) and will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144. Prior to or after any sale of Registrable Securities pursuant to this Section 7(a), the Company shall, to the extent allowed by law, cause any restrictive legends to be removed and any transfer restrictions to be rescinded with respect to such Registrable Securities. Without limiting the foregoing or any other provision of this Agreement (and without prejudice to any rights of the Holders hereunder), the Company agrees to take such further actions as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such Registrable Securities without registration.

(b) Rule 144A Sales. In order to permit the Holders to sell Registrable Securities, if they so desire, pursuant to Rule 144A, the Company shall comply with all rules and regulations of the Commission applicable in connection with the use of Rule 144A.

SECTION 8. Other Registration Rights. So long as any Registrable Securities are outstanding, the Company shall send any Notice in respect of a registration to be delivered by the Company to each Holder. So long as any Registrable Securities are outstanding, the Company shall not agree to register or qualify any securities (or securities exercisable, convertible or exchangeable therefor), other than the Registrable Securities, under the Securities Act or any applicable state securities laws unless (a) such agreement (including any registration agreement) specifically provides that: (i) such holder of such securities may not participate in any piggyback registration except as provided in (and subject to the limitations in) Section 2, and (ii) the holder of such securities may not participate in any demand registration except as provided in (and subject to the limitations in) Section 3; and (b) without limiting the foregoing clause (a), any such agreement or the exercise of any rights thereunder do not and would not adversely affect the rights of the Holders of the Registrable Securities.

SECTION 9. Representations and Warranties. Each of the parties to this Agreement hereby represents and warrants to each other party to this Agreement that as of the date such party executes this Agreement:

9.01 Existence; Authority; Enforceability. With respect to each party that is an entity, such party has the power and authority to enter into this Agreement and to carry out its obligations hereunder. Such party is duly organized and validly existing under the laws of its jurisdiction of organization, and the execution of this Agreement, and the consummation of the transactions contemplated herein, have been authorized by all necessary action, and no other act or proceeding on its part is necessary to authorize the execution of this Agreement or the consummation of any of the transactions contemplated hereby. This Agreement has been duly executed by it and constitutes its legal, valid and binding obligations, enforceable against it in accordance with its terms.

9.02 Absence of Conflicts. The execution and delivery by such party of this Agreement and the performance of its obligations hereunder does not and will not (a) with respect to each party that is an entity, conflict with, or result in the breach of any provision of the constitutive documents of such party; (b) result in any violation, breach, conflict, default or event of default (or an event which with notice, lapse of time, or both, would constitute a default or event of default), or give rise to any right of acceleration or termination or any additional payment obligation, under the terms of any contract, agreement or permit to which such party is a party or by which such party’s assets or operations are bound or affected; or (c) violate any law applicable to such party.

9.03 Consents. Other than any consents which have already been obtained, no consent, waiver, approval, authorization, exemption, registration, license or declaration is required to be made or obtained by such party in connection with (a) the execution, delivery or performance of this Agreement or (b) the consummation of any of the transactions contemplated herein.

SECTION 10. Miscellaneous.

10.01 Entire Agreement. This Agreement (a) constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all contemporaneous and prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof; and (b) is not intended to confer upon any other Person any rights or remedies hereunder. Each party to this Agreement agrees that (i) no other party to this Agreement (including its agents and representatives) has made any representation, warranty, covenant or agreement to or with such party relating to the subject matter hereof, other than those expressly set forth in this Agreement, and (ii) such party has not relied upon any representation, warranty, covenant or agreement relating to the subject matter hereof, other than those referred to in clause (i) above.

10.02 Remedies. Each Holder and each party hereto shall have all rights and remedies set forth in this Agreement and all rights and remedies which such parties have been granted at any time under any other agreement or contract and all of the rights which such parties have under any law or at equity. Any Person having rights under any provisions of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security) to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

10.03 Amendments, Waivers, etc. This Agreement may not be amended, modified or waived except pursuant to a writing executed by the Company and the Holders constituting Majority Holders; provided, however, that notwithstanding the foregoing, any such amendment, modification or waiver that would adversely affect the rights, preferences or privileges of any particular Holder in a manner disparate from the manner in which it would affects the Holder(s) that have approved such amendment or waiver shall also require the prior written consent of the Holder so affected; provided, further, that no such amendment shall amend this Section 10.03 without the consent of all Holders. No failure or delay by any party hereto in exercising any right or remedy hereunder or under applicable law will operate as a waiver thereof, and a waiver of a particular right or remedy on one occasion will not be deemed a waiver of any other right or remedy, or a waiver on any subsequent occasion. No course of dealing between the Corporation and any Holder or any delay by such Holder in exercising any rights hereunder shall operate as a waiver of any rights of such Holder.

10.04 Successors and Assigns; Assignment. This Agreement shall inure to the benefit of and shall be binding upon the successors and permitted assigns of each of the parties. The Holder shall only be permitted to assign this Agreement to one Person as a “Holder” hereunder and any such Holder may specifically enforce the provisions of this Agreement as if an original party hereto. No transfer of this Agreement or any portion hereof may be made except in accordance with the terms and conditions set forth herein.

10.05 Severability. If any term or provision of this Agreement, or the application thereof to any Person or circumstance, shall, to any extent, be invalid or unenforceable, the remaining terms and provisions of this Agreement or application to Persons and circumstances shall not be invalidated thereby, and each term and provision hereof shall be construed with all other remaining terms and provisions hereof to effect the intent of the parties hereto to the fullest extent permitted by law.

10.06 Notice. Any notice, request, instruction, correspondence or other document to be given hereunder by either party to the other shall be in writing and delivered in person or by courier service requiring acknowledgment of receipt of delivery or mailed by certified mail, postage prepaid and return receipt requested, or by telecopier, as follows:

If to the Company, addressed to:

Vantage Drilling Company

PO Box 309, Ugland House,

Grand Cayman,

KY1-1104, Cayman Islands

Attention: Christopher Celano, General Counsel

Telecopy: (281) 404-4749

If to Investor, addressed to:

F3 Capital

c/o Campbell Corporate Services Limited

Scotia Centre

PO Box 268

Grand Cayman

KY1-1104

Cayman Islands

Telecopy: (345) 949-8613

Notice given by personal delivery, courier service or mail shall be effective upon actual receipt. Notice given by telecopier shall be effective upon actual receipt if received during the recipient’s normal business hours, or at the beginning of the recipient’s next business day after receipt if not received during the recipient’s normal business hours. Any party may change any address to which notice is to be given to it by giving notice as provided above of such change of address.

10.07 Other Interpretive Provisions. As used herein, the neuter gender shall also be deemed to denote both the masculine and feminine genders. Unless the context otherwise requires, the words “hereof,” “herein,” “hereto” and “hereunder,” and words of similar import, when used in this Agreement shall refer to this Agreement as a whole and not to any particular term or provision of this Agreement. Any subsection or Section references are to this Agreement unless otherwise specified. The captions and headings of this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement. Whenever the context requires, the singular form of any noun, pronoun or verb includes the comparable plural form thereof, and vice versa.

10.08 Counterparts. This Agreement may be executed with counterpart signature pages or in several original or facsimile counterparts which, when executed and delivered by all parties hereto, shall be binding on all parties hereto and shall constitute one Agreement, notwithstanding that all parties have not signed the same signature page or the same counterpart.

10.09 GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICT OF LAW (EXCEPT SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

10.10 Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE PARTIES HERETO MAY BE BROUGHT AND MAINTAINED IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK. EACH PARTY HERETO HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. THE COMPANY FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE COMPANY HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE COMPANY HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT.

10.11 No Jury Trial. The parties hereto each hereby waive any right to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Agreement.

10.12 Adjustments for Splits, etc.; Recapitalization, Exchanges, etc., Affecting the Company’s Equity Securities. Wherever in this Agreement there is a reference to a specific number of Ordinary Shares, or any other units or securities of any class or series, then, upon the occurrence of any subdivision, combination or dividend of such class or series of equity, the specific number of equity interests so referenced in this Agreement will automatically be proportionally adjusted to reflect the effect of such subdivision, combination or dividend on the outstanding equity of such class or series. Without limiting the generality of the foregoing, the provisions of this Agreement shall apply, to the fullest extent set forth herein, with respect to any and all equity securities of the Company or any successor or permitted assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which equity securities may be issued in respect of, in exchange for or in substitution of, the Registrable Securities and shall be appropriately adjusted for any stock or share dividends, splits, reverse splits, combinations, distributions, recapitalizations and the like occurring after the date hereof.

10.13 Further Assurances. The Company shall execute any and all further documents, agreements and instruments, and take all such further actions (including, without limitation, the certificating of Ordinary Shares) that may be required under any applicable law, or that the Investor or any other Holder may reasonably request from time to time, to give full effect the rights of the Holders created by, or intended to be created by, this Agreement, all at the expense of the Company.

[The rest of this page has been left blank intentionally]

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have duly executed this Registration Rights Agreement as of the date first written above.

VANTAGE DRILLING COMPANY

By:
Name:
Title:

F3 CAPITAL

By:
Name:
Title: